                                                                     EXHIBIT 3.3


                           CERTIFICATE OF AMENDMENT

                                      TO

                         CERTIFICATE OF INCORPORATION

                                      OF

                     CLEAN ENERGY COMBUSTION SYSTEMS, INC.
                           (a Delaware corporation)

     1. Clean Energy Combustion Systems, Inc. (the "Company"), a corporation organized and existing under the laws of the State of Delaware (particularly Chapter 1, Title 8 of the Delaware Code and the acts amendatory thereof and supplemental thereto, and known, identified and referred to as the "General Corporation Law of the State of Delaware"), does hereby certify that Articles Fourth and Fifth of the Certificate of Incorporation of the Company are hereby revised in their entirety to read as follows:

                                ARTICLE FOURTH

     4.01 General. The Company is authorized to issue two classes of shares,
          -------
designated, respectively, "Preferred Stock" and "Common Stock." Each class of stock shall have a par value of one tenth of one mil ($0.0001) per share. The number of shares of Preferred Stock authorized to be issued is two million (2,000,000), and the number of shares of Common Stock authorized to be issued (including the designated series described below in sections 4.02 and 4.03) is
                                                    -------------     ----
fifteen million (15,000,000).

     4.02 Currently Designated Preferred Stock. The Company hereby designates
          ------------------------------------
the following series of Preferred Stock, whose respective rights, preferences, privileges, restrictions and conditions are specified below in Article Fifth:
                                                               -------------

          A. One thousand (1,000) shares of "Series "A" Convertible Preferred Stock;"

          B. Two hundred fifty thousand and one (250,001) shares of "Series "B" Convertible Preferred Stock;" and

          C. Five hundred thousand (500,000) shares of "Series "C" Convertible Preferred Stock."

     4.03 Non-Designated Preferred Stock.  The shares of Preferred Stock
          ------------------------------
authorized for issuance pursuant to section 4.01, but not specifically
                                    ------------
designated pursuant to section 4.02, may be prospectively issued at any time and
                       ------------
from time-to-time in one or more series. Subject to section 5.01C(4) of Article
                                                    ----------------    -------
Fifth, the Board of Directors of the Company is hereby authorized to fix or
-----
alter at any time and from time-to-time the designation, powers, preferences and rights of the shares of each such series including, without limitation, the voting powers and the qualifications, limitations or restrictions of any wholly unissued series of Preferred Stock, and to establish at any time and from time-to-time the number of shares constituting any such series or any of them; and to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

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                                 ARTICLE FIFTH

The rights, preferences and privileges granted to, and the restrictions and conditions imposed upon, the Series "A" Convertible Preferred Stock, Series "B" Convertible Preferred Stock and Series "C" Convertible Preferred Stock and the holders thereof, are as follows:

     5.01 Voting Rights.
          -------------

          A.  General Voting Rights of Series "A" Convertible Preferred Stock.
              ---------------------------------------------------------------
Except for the voting rights exclusively granted to the holders of the Series "A" Convertible Preferred Stock as provided below in section 5.01C and sections
                                                     -------------     --------
5.01F through 5.01J or as otherwise provided by law, the holders of Series "A"
-----         -----
Convertible Preferred Stock shall not be entitled to vote, it being understood that the holders of Common Stock, Series "B" Convertible Preferred Stock and Series "C" Convertible Preferred Stock shall have and possess exclusive voting rights and powers.

          B.  General Voting Rights of Series "B" Convertible Preferred Stock
              ---------------------------------------------------------------
 and Series "C" Convertible Preferred Stock. Except for and in addition to the
-------------------------------------------
voting rights exclusively granted to the holders of the Series "B" Convertible Preferred Stock and Series "C" Convertible Preferred Stock as provided below in sections 5.01D and 5.01E, respectively, or as otherwise provided by law, the
--------------     -----
holders of the Series "B" Convertible Preferred Stock and Series "C" Convertible Preferred Stock then outstanding shall be entitled to vote on all matters submitted to a vote of the holders of the Common Stock. Each holder of Series "B" Convertible Preferred Stock and Series "C" Convertible Preferred Stock shall be entitled to a number of votes equal to the number of whole shares of Common Stock into which such holder's shares of Series "B" Convertible Preferred Stock or Series "C" Convertible Preferred Stock (as the case may be) could be converted pursuant to section 5.03B(2) on the record date for the determination
                      ----------------
of stockholders entitled to vote on such matter or, if no record date is established, on the date such vote is taken or any written consent of stockholders is first executed. Except for the voting rights exclusively granted to the holders of the Series "B" Convertible Preferred Stock and Series "C" Convertible Preferred Stock as provided below in sections 5.01D and 5.01E,
                                                     --------------     -----
respectively, or as otherwise provided by law, the holders of Series "B" Convertible Preferred Stock, Series "C" Convertible Preferred Stock and Common Stock shall vote together as a single class on all matters (together with holders of any other class of Preferred Stock who are also entitled to vote on all matters submitted to a vote of the holders of the Common Stock).

          C.  Voting Rights Reserved for Series "A" Convertible Preferred Stock
              -----------------------------------------------------------------
as a Class. Series "A" Convertible Preferred Stock are outstanding, the Company
----------
shall not, without first obtaining the consent, either expressed in writing or by affirmative vote at a meeting called for that purpose, of at least a majority, i.e., more than fifty percent (50%), of the total number of shares of Series "A" Convertible Preferred Stock then outstanding, as a class, in addition to the vote or written consent of the outstanding shares of Common Stock or any other class of Preferred Stock as may be required under this Certificate of Incorporation or under the General Corporation Law of the State of Delaware:

              (1) Change, amend, or repeal any of the provisions of these Certificate of Incorporation applicable to Series "A" Convertible Preferred Stock which would adversely affect the rights, preferences, privileges, and restrictions of Series "A" Convertible Preferred Stock or authorize the Board of Directors to do so;

              (2) Effect an exchange, reclassification, or cancellation of all or part of Series "A" Convertible Preferred Stock or effect an exchange, or create a right of exchange, of all or part of the shares of any other class into Series "A" Convertible Preferred Stock;

              (3) Increase or decrease: (i) the presently authorized number of shares of Preferred Stock, including the Series "A" Convertible Preferred Stock; or (ii) the presently authorized

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     number of shares of Common Stock (except and then only to the extent necessary to effectuate a forward stock-split with respect to the Common Stock);

              (4) Fix or alter the designation, powers, preferences and rights of the shares of any series of Preferred Stock (other than the Series "A" Convertible Preferred Stock), and establish the number of shares constituting any such series or any of them;

              (5) Increase the presently authorized number of shares of Common Stock (other than such amount as is necessary to effectuate a forward stock-split with respect to the Common Stock);

              (6) Issue any shares of Preferred Stock (including the Series "B" Convertible Preferred Stock and Series "C" Convertible Preferred Stock but excluding the Series "A" Convertible Preferred Stock), or any security convertible into shares of Preferred Stock;

              (7) Create any new class of shares (or any security convertible into such shares) ranking on a parity with or having rights, preferences or privileges, as to assets, senior to the Series "A" Convertible Preferred Stock;

              (8) Declare or pay any dividend with respect to any shares of Common Stock, Preferred Stock (including the Series "B" Convertible Preferred Stock and Series "C" Convertible Preferred Stock but excluding the Series "A" Convertible Preferred Stock) or any other equity securities of the Company, or permit or authorize any of the Company's subsidiaries to declare or pay any dividend with respect to any of their equity securities (such securities of the Company and its subsidiaries being collectively referred to for purposes of this section 5.01C as "Series "A" Junior
                                      -------------
     Securities"), whether payable in cash or property out of legally available cash or property therefor (unless and then only to the extent such dividend relates to the issuance of shares of Common Stock in connection with a forward stock-split with respect to outstanding shares of Common Stock);

              (9) Redeem, purchase or otherwise acquire directly or indirectly, or permit or authorize any of the Company's subsidiaries to redeem, purchase or otherwise acquire directly or indirectly, any shares of Common Stock, Preferred Stock (including the Series "B" Convertible Preferred Stock and Series "C" Convertible Preferred Stock but excluding Series "A" Convertible Preferred Stock) or other Series "A" Junior Securities or any securities convertible into Series "A" Junior Securities, or set aside any monies for the purchase or redemption (through a sinking fund or otherwise) of any such securities;

              (10) Sell or convey the principal asset(s) or business(es) of the Company, or the principal asset(s) or business(es) or equity securities (or securities convertible into equity securities) of any of the Company's subsidiaries, except inter-company transactions amongst the Company and its wholly owned subsidiaries;

              (11) Merge or consolidate the Company (other than a short-form merger of a wholly-owned subsidiary into the Company which does not require the vote of the stockholders of the Company) with or into another legal entity or entities;

              (12) Dissolve, liquidate or wind-up the Company; or

              (13) Make an assignment for the benefit of creditors, or file a petition under any federal, state or provincial bankruptcy law or statute, which petition is not vacated within ninety (90) days.

          D.  Voting Rights Reserved for Series "B" Convertible Preferred Stock
              -----------------------------------------------------------------
as a Class. So long as any shares of Series "B" Convertible Preferred Stock are
----------
outstanding, the Company shall not, without first

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obtaining the consent, either expressed in writing or by affirmative vote at a meeting called for that purpose, of at least a majority, i.e., more than fifty percent (50%), of the total number of shares of Series "B" Convertible Preferred Stock then outstanding, as a class, in addition to the vote or written consent of the outstanding shares of Common Stock or any other class of Preferred Stock as may be required under this Certificate of Incorporation or the General Corporation Law of the State of Delaware:

               (1) Change, amend, or repeal any of the provisions of these Certificate of Incorporation applicable to Series "B" Convertible Preferred Stock which would adversely affect the rights, preferences, privileges, and restrictions of Series "B" Convertible Preferred Stock or authorize the Board of Directors to do so;

               (2) Effect an exchange, reclassification, or cancellation of all or part of Series "B" Convertible Preferred Stock or effect an exchange, or create a right of exchange, of all or part of the shares of any other class into Series "B" Convertible Preferred Stock;

               (3) Increase the presently authorized number of shares of Series "B" Convertible Preferred Stock, or decrease the number of authorized shares of Series "B" Convertible Preferred Stock to a number less than the number issued and outstanding;

               (4) Create any new class of shares (or any security convertible into such shares) ranking on a parity with or having rights, preferences or privileges, as to assets, senior to the Series "B" Convertible Preferred Stock;

               (5) Declare pay or make a distribution (other than a dividend payable in cash or property pursuant to section 5.02B) with respect to any
                                             -------------
     shares of the capital stock or any other equity securities of the Company ranking junior to the Series "B" Convertible Preferred Stock upon liquidation or distribution (except in shares of, or warrants or rights to subscribe for or purchase shares of the Company which are junior to the Series "B" Convertible Preferred Stock as to assets), or permit or authorize any of the Company's subsidiaries to declare, pay or make such a distribution with respect to any of their equity securities (such securities of the Company and its subsidiaries being collectively referred to for purposes of this section 5.01D as "Series "B" Junior Securities"),
                             -------------
     if after giving effect to that distribution there is accrued but unpaid dividends pursuant to section 5.02B below or accrued but unpaid Series "B"
                           -------------
     Liquidation Preference pursuant to section 5.04A(1) below;
                                        ----------------

               (6) Declare or pay any dividend payable in cash or property out of legally available cash or property therefor (which shall be determined after taking into consideration provision for the Series "B" Liquidation Preference) pursuant to section 5.02B, unless (i) such dividend relates to
                             -------------
     the issuance of shares of Common Stock as a dividend on outstanding shares of Common Stock, or (ii) the holders of the Series "B" Convertible Preferred Stock then outstanding are entitled to participate in such dividend pursuant to section 5.02B; or
                          -------------

               (7) Redeem, purchase or otherwise acquire directly or indirectly, or permit or authorize any of the Company's subsidiaries to redeem, purchase or otherwise acquire directly or indirectly, any Series "B" Junior Securities or any securities convertible into Series "B" Junior Securities, or set aside any monies for the purchase or redemption (through a sinking fund or otherwise) of any such securities; if after giving effect to that redemption or purchase, there is accrued but unpaid dividends pursuant to section 5.02B below or accrued but unpaid Series "B"
                 -------------
     Liquidation Preference pursuant to section 5.04A(1).
                                        ---------------

          E.  Voting Rights Reserved for Series "C" Convertible Preferred Stock
              -----------------------------------------------------------------
as a Class. So long as any shares of Series "C" Convertible Preferred Stock are
----------
outstanding, the Company shall not, without first obtaining the consent, either expressed in writing or by affirmative vote at a meeting called for that purpose, of at least a majority, i.e., more than fifty percent (50%), of the total number of shares of Series "C" Convertible

Preferred Stock then outstanding, as a class, in addition to the vote or written consent of the outstanding shares of Common Stock or any other class of Preferred Stock as may be required under this Certificate of Incorporation or the General Corporation Law of the State of Delaware:

               (1) Change, amend, or repeal any of the provisions of these Certificate of Incorporation applicable to Series "C" Convertible Preferred Stock which would adversely affect the rights, preferences, privileges, and restrictions of Series "C" Convertible Preferred Stock or authorize the Board of Directors to do so;

               (2) Effect an exchange, reclassification, or cancellation of all or part of Series "C" Convertible Preferred Stock or effect an exchange, or create a right of exchange, of all or part of the shares of any other class into Series "C" Convertible Preferred Stock;

               (3) Increase the presently authorized number of shares of Series "B" Convertible Preferred Stock, or decrease the number of authorized shares of Series "B" Convertible Preferred Stock to a number less than the number issued and outstanding;

               (4) Create any new class of shares (or any security convertible into such shares) ranking on a parity with or having rights, preferences or privileges, as to assets, senior to the Series "C" Convertible Preferred Stock;

               (5) Declare pay or make a distribution (other than a dividend payable in cash or property pursuant to section 5.02C) with respect to any
                                             -------------
     shares of the capital stock and/or any other equity securities of the Company ranking junior to the Series "C" Convertible Preferred Stock upon liquidation or distribution (except in shares of, or warrants or rights to subscribe for or purchase shares of the Company which are junior to the Series "C" Convertible Preferred Stock as to assets), or permit or authorize any of the Company's subsidiaries to declare, pay or make such a distribution with respect to any of their equity securities (such securities of the Company and its subsidiaries being collectively referred to for purposes of this section 5.01E(5) as "Series "C" Junior
                             ----------------
     Securities"), if after giving effect to that distribution there is accrued but unpaid dividends pursuant to section 5.02C below or accrued but unpaid
                                      -------------
     Series "C" Liquidation Preference pursuant to section 5.04A(2) below;
                                                   ----------------

               (6) Declare or pay any dividend payable in cash or property out of legally available cash or property therefor (which shall be determined after taking into consideration provision for the Series "C" Liquidation Preference) pursuant to section 5.02C, unless (i) such dividend relates to
                             -------------
     the issuance of shares of Common Stock as a dividend on outstanding shares of Common Stock, or (ii) the holders of the Series "C" Convertible Preferred Stock then outstanding are entitled to participate in such dividend pursuant to section 5.02C; or
                          -------------

               (7) Redeem, purchase or otherwise acquire directly or indirectly, or permit or authorize any of the Company's subsidiaries to redeem, purchase or otherwise acquire directly or indirectly, any Series "C" Junior Securities or any securities convertible into Series "C" Junior Securities, or set aside any monies for the purchase or redemption (through a sinking fund or otherwise) of any such securities; if after giving effect to that redemption or purchase, there is accrued but unpaid dividends pursuant to section 5.02C below or accrued but unpaid Series "C"
                 -------------
     Liquidation Preference pursuant to section 5.04A(2).
                                        ----------------

          F.   Right of Series "A" Convertible Preferred Stock to Nominate and
               ---------------------------------------------------------------
Elect Series "A" Directors. The holders of the Series "A" Convertible Preferred
--------------------------
Stock shall have the sole and exclusive right to nominate and elect to the Board of Directors of the Company, by affirmative vote of holders of a majority of the then outstanding shares of the Series "A" Convertible Preferred Stock, such number of directors (the "Series "A" Directors") which will, when aggregated with the number of directors elected by the holders of the Company's securities other than the Series "A" Convertible Preferred Stock (the "Non-Series "A"

Directors"), equal one-fourth (1/4/th/) of such aggregated number of directors
                   ----------
(or such minimum whole number in excess of one-fourth (1/4/th/) in the event such number of aggregated directors is not a multiple of four). The Series "A" Directors elected to the Board of Directors pursuant to this section 5.01F shall
                                                             -------------
be in addition to the Non-Series "A" Directors.

          G.   Reservation of Right to Series "A" Convertible Preferred Stock to
               -----------------------------------------------------------------
Remove Series "A" Directors. Notwithstanding anything in this Certificate of
---------------------------
Incorporation or the Bylaws of the Company to the contrary, the holders of the Series "A" Convertible Preferred Stock shall have the sole and exclusive right, by affirmative vote of holders of a majority of the then outstanding shares of the Series "A" Convertible Preferred Stock, to remove any Series "A" Director at any time with or without cause.

          H.   Reservation of Right of Series "A" Convertible Preferred Stock to
               -----------------------------------------------------------------
Fill Vacancies for Series "A" Directors. Notwithstanding anything in this
---------------------------------------
Certificate of Incorporation or the Bylaws of the Company to the contrary, the holders of the Series "A" Convertible Preferred Stock shall the sole and exclusive right, by affirmative vote of holders of a majority of the then outstanding shares of the Series "A" Convertible Preferred Stock, to fill any vacancy for any Series "A" Director.

          I.   Special Meetings of Series "A" Convertible Preferred Stock
               ----------------------------------------------------------
Stockholders. Notwithstanding anything in this Certificate of Incorporation or
------------
the Bylaws of the Company to the contrary, any Series "A" Director and any holder of the Series "A" Convertible Preferred Stock shall have the right, at any time upon the provision of ten (10) days written notice (unless such notice is waived by the holders of a majority of the then outstanding shares of the Series "A" Convertible Preferred Stock), to call a special meeting of the holders of the Series "A" Convertible Preferred Stock, to be held at such place and at such date and time as indicated in such written notice, to take any action described in section 5.01F, section 5.01G, and/or section 5.01H;
                    -------------  -------------         -------------
provided, however, holders of a majority of the then outstanding shares of the Series "A" Convertible Preferred Stock may change such place and at such date and time to the extent they determine it to be more convenient. No election of Series "A" Directors need be by written ballot.

          J.   Actions of Series "A" Convertible Preferred Stockholders Taken
               --------------------------------------------------------------
Without A Meeting. Notwithstanding anything in this Certificate of Incorporation
-----------------
or the Bylaws of the Company to the contrary, (i) any action required or permitted to be taken at any special meeting of the holders of the Series "A" Convertible Preferred Stock may be taken without a meeting; and (ii) any action required or permitted to be taken at any special meeting of the holders of the Series "B" Convertible Preferred Stock or Series "C" Convertible Preferred Stock to address any matter for which their affirmative consent is expressly required pursuant to sections 5.01D or 5.01E, respectively, may be taken without a
            --------------    -----
meeting, provided; however, that in either case above the holders of a majority of the then outstanding shares of such Preferred Stock consent thereto in writing, and such writing or writings are filed with the minutes of proceedings of the stockholders of the Company.

     5.02 Dividends.
          ---------

          A.   Series "A" Convertible Preferred Stock. The holders of the Series
               --------------------------------------
"A" Convertible Preferred Stock shall have no right to participate in, and no dividends shall be paid with respect to, the Series "A" Convertible Preferred Stock.

          B.   Series "B" Convertible Preferred Stock. Whenever the Company
               --------------------------------------
shall declare any dividends in cash and/or property out of legally available cash or property therefor (which shall be determined after taking into consideration provision for the Series "B" Liquidation Preference and Series "C" Liquidation Preference) on any shares of its Common Stock or any other Series "B" Junior Securities, the Board of Directors may, in its sole discretion and without any obligation to do so, entitle the holders of the Series "B" Convertible Preferred Stock then outstanding to participate in such dividend, with each holder of Series "B" Convertible Preferred Stock to receive an amount of cash or property paid with respect to such declared dividend as such holder of Series "B" Convertible Preferred Stock would have received if such holder had converted all of his, her or its shares of Series "B" Convertible Preferred Stock into Common Stock in accordance with section 5.03B(2) (or, if applicable, other Series "B" Junior
                ----------------
Securities), immediately prior to the date and time of declaration. Except as provided in the preceding sentence, the holders of the Series "B" Convertible Preferred Stock shall have no right to participate in, and no dividends shall be paid with respect to, the Series "B" Convertible Preferred Stock. No interest shall accrue on any unpaid dividend to which the holders of Series "B" Convertible Preferred Stock may be entitled pursuant to this section 5.02B.
                                                             -------------

          C.   Series "C" Convertible Preferred Stock. Whenever the Company
               --------------------------------------
shall declare any dividends in cash and/or property out of legally available cash or property therefor (which shall be determined after taking into consideration provision for the Series "B" Liquidation Preference and Series "C" Liquidation Preference) on any shares of its Common Stock or any other Series "C" Junior Securities, the Board of Directors may, in its sole discretion and without any obligation to do so, entitle the holders of the Series "C" Convertible Preferred Stock then outstanding to participate in such dividend, with each holder of Series "C" Convertible Preferred Stock to receive an amount of cash or property paid with respect to such declared dividend as such holder of Series "C" Convertible Preferred Stock would have received if such holder had converted all of his, her or its shares of Series "C" Convertible Preferred Stock into Common Stock in accordance with section 5.03B(3) (or, if applicable,
                                           ----------------
other Series "C" Junior Securities), immediately prior to the date and time of declaration. Except as provided in the preceding sentence, the holders of the Series "c" Convertible Preferred Stock shall have no right to participate in, and no dividends shall be paid with respect to, the Series "C" Convertible Preferred Stock. No interest shall accrue on any unpaid dividend to which the holders of Series "C" Convertible Preferred Stock may be entitled pursuant to this section 5.02C.
     -------------

     5.03 Conversion.
          ----------

          A.   Voluntary Conversion by Holders of Preferred Stock. Each share of
               --------------------------------------------------
the Series "A" Convertible Preferred Stock, Series "B" Convertible Preferred Stock and Series "C" Convertible Preferred Stock shall be convertible, at the option of the respective holder of such share, at any time, into the following number of fully paid and nonassessable shares of Common Stock:

               (1) In the case of the conversion of the Series "A" Convertible Preferred Stock, each share of Series "A" Convertible Preferred Stock shall be converted into one (1) share of Common Stock (subject to adjustment for stock dividends, combinations or splits with respect to such shares);

               (2) In the case of the conversion of the Series "B" Convertible Preferred Stock, each share of Series "B" Convertible Preferred Stock shall be converted into such number of shares of Common Stock (subject to adjustment for stock dividends, combinations or splits with respect to such shares) as would be determined by multiplying the number "1" (representing such share) by a fraction, the numerator of which shall be the "Series "B" Stated Value" of such share (as such term is defined below in section
                                                                   -------
     5.03D), and the denominator of which shall be the "Series "B" Conversion
     ------
     Price" for such share (as such term is defined below in section 5.03D) in
                                                             -------------
     effect at the date of surrender of such share for conversion (as such date is hereinbelow more particularly described); and

               (3) In the case of the conversion of the Series "C" Convertible Preferred Stock, each share of Series "C" Convertible Preferred Stock shall be converted into such number of shares of Common Stock (subject to adjustment for stock dividends, combinations or splits with respect to such shares) as would be determined by multiplying the number "1" (representing such share) by a fraction, the numerator of which shall be the "Series "C" Stated Value" of such share (as such term is defined below in section
                                                                   -------
     5.03E), and the denominator of which shall be the "Series "C" Conversion
     ------
     Price" for such share (as such term is defined below in section 5.03E) in
                                                             -------------
     effect at the date of surrender of such share for conversion (as such date is hereinbelow more particularly described).

                    Any conversion of Series "A" Convertible Preferred Stock under this section 5.02A must be for all shares of Series "A" Convertible
           -------------
Preferred Stock then outstanding. Any conversion of Series "B" Convertible Preferred Stock or Series "C" Convertible Preferred Stock under this section
                                                                     -------
5.02A shall be
-----
of a minimum amount of at least one hundred (100) shares of Preferred Stock, unless the holder of Series "B" Convertible Preferred Stock or Series "C" Convertible Preferred Stock (as the case may be) holds less than one hundred
(100) shares, in which case such conversion must be for all shares of Series "B" Convertible Preferred Stock or Series "C" Convertible Preferred Stock (as the case may be) then held by such holder.

          B.   Mandatory Conversion. In the event the Common Stock shall have
               --------------------
been accepted for listing on The New York Stock Exchange(R) or The American Stock Exchange(R) or accepted for quotation on either tier of The Nasdaq Stock Market(SM) (each an "Exchange" for purposes of this section 5.03B), then each
                                                    -------------
share of the Series "A" Convertible Preferred Stock, Series "B" Convertible Preferred Stock and Series "C" Convertible Preferred Stock (as the case may be) shall be convertible into fully paid and nonassessable shares of Common Stock as follows:

               (1) In the case of the Series "A" Convertible Preferred Stock, each share of Series "A" Convertible Preferred Stock then outstanding shall be automatically converted into one (1) share of Common Stock at such time as the Common Stock shall have been actively traded on such Exchange for a continuous two (2) year period (subject to adjustment for stock dividends, combinations or splits with respect to such shares);

               (2) In the case of the Series "B" Convertible Preferred Stock, the Company shall have the option, commencing upon such listing or quotation on such Exchange, to convert all (but not less than all) of the shares of the Series "B" Convertible Preferred Stock then outstanding into Common Stock. In such case each share of Series "A" Convertible Preferred Stock then outstanding shall be converted into such number of shares of Common Stock (subject to adjustment for stock dividends, combinations or splits with respect to such shares) as would be determined by multiplying the number "1" (representing such share) by a fraction, the numerator of which shall be the "Series "B" Stated Value" of such share (as such term is defined below in section 5.03D), and the denominator of which shall be the
                      -------------
     "Series "B" Conversion Price" or of such share (as such term is defined below in section 5.03D) in effect at the date of surrender of such share
              -------------
     (as such date is hereinbelow more particularly described); and

               (3) In the case of the Series "C" Convertible Preferred Stock, the Company shall have the option, commencing upon such listing or quotation on such Exchange, to convert all (but not less than all) of the shares of the Series "C" Convertible Preferred Stock then outstanding into Common Stock. In such case each share of Series "C" Convertible Preferred Stock then outstanding shall be converted into such number of shares of Common Stock (subject to adjustment for stock dividends, combinations or splits with respect to such shares) as would be determined by multiplying the number "1" (representing such share) by a fraction, the numerator of which shall be the "Series "C" Stated Value" of such share (as such term is defined below in section 5.03E), and the denominator of which shall be the
                      -------------
     "Series "C" Conversion Price" or of such share (as such term is defined below in section 5.03E) in effect at the date of surrender of such share
              -------------
     (as such date is hereinbelow more particularly described).

          C.   Mechanics of Conversion.
               -----------------------

               (1) In order for any holder of Series "A" Convertible Preferred Stock, Series "B" Convertible Preferred Stock or Series "C" Convertible Preferred Stock to exercise his, her or its respective option to convert their respective shares of Preferred Stock into Common Stock pursuant to section 5.03A, such holder must surrender the certificate or certificates
     -------------
     for those shares, duly endorsed in blank or accompanied by proper instruments of transfer, at the office of the Company or of any transfer agent for such shares of Preferred Stock. The holder must also give written notice (the "Holder Conversion Notice") to the Company at such office that the holder elects to convert a specified number or all of the shares represented by the surrendered certificate(s); but in any event not less than the minimum number of shares which must be converted pursuant to section 5.03A. The Holder Conversion Notice shall also specify the name or
     -------------
     names in which the holder wishes the certificate or certificates for Common Stock to be issued. If a name specified is not that of the holder, the Holder Conversion Notice shall also state the address of the new holder and any other information required by law. The Company shall, as soon as practicable thereafter, issue and deliver to the holder of the shares of the Preferred Stock being converted, or that holder's nominee or nominees:
     (i) certificates for the number of full shares of Common Stock to which the holder shall be entitled to receive, together (in the case of Series "B" Convertible Preferred Stock or Series "C" Convertible Preferred Stock being converted) with scrip certificate or cash in lieu of any fraction of a share as provided below in section 5.03K; and (ii) if the holder is
                                -------------
     converting less than all shares of Preferred Stock represented by the certificate or certificates tendered by the holder, a certificate for such number of shares of Preferred Stock as have not been converted.. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of surrender of the shares of Preferred Stock to be converted, and person or persons entitled to receive shares of Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on that date.

               (2) To facilitate the exercise of the Company's right to convert shares of Series "A" Convertible Preferred Stock, Series "B" Convertible Preferred Stock or Series "C" Convertible Preferred Stock into Common Stock pursuant to section 5.03B, the Company shall provide notification (the
                 -------------
     "Company Conversion Notice") to each record holder for such shares at such holder's address of record, which notice shall inform such holder of the number of shares of Common Stock such holder is entitled to receive upon conversion, and shall provide instructions for the return of the certificate representing the Preferred Stock being converted. The Company shall, as soon as practicable after its receipt from each holder of the certificate representing the Preferred Stock being converted, issue and deliver to such holder, or such holder's nominee or nominees, certificates for the number of full shares of Common Stock to which such holder shall be entitled to receive, together (in the case of the conversion of Series "B" Convertible Preferred Stock or Series "C" Convertible Preferred Stock) with a scrip certificate or cash in lieu of any fraction of a share as provided below in section 5.03K. Such conversion shall be deemed to have been made
              -------------
     immediately prior to the close of business on the date of surrender of the shares of Preferred Stock to be converted, and the person or persons entitled to receive shares of Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on that date.

          D.   Series "B" Stated Value and Series "B" Conversion Price. The
               -------------------------------------------------------
"Series "B" Stated Value" per each share of Series "B" Convertible Preferred Stock shall be equal to the consideration initially paid to the Company to purchase such share from the Company. The "Series "B" Conversion Price" shall equal the Series "B" Stated Value, as such amount may be adjusted from time-to-time in certain instances as provided below in section 5.03F.
                                               -------------

          E.   Series "C" Stated Value and Series "C" Conversion Price. The
               -------------------------------------------------------
"Series "C" Stated Value" per each share of Series "C" Convertible Preferred Stock shall be equal to the consideration initially paid to the Company to purchase such share from the Company. The "Series "C" Conversion Price" shall equal the Series "C" Stated Value, as such amount may be adjusted from time-to-time in certain instances as provided below in section 5.03G.
                                               -------------

          F.   Adjustments to Series "B" Conversion Price. If the Company shall
               ------------------------------------------
after the first date of issuance of the Series "B" Convertible Preferred Stock (the "Series "B" Issue Date") issue any shares of Common Stock, and if the Series "B" Conversion Price in effect immediately prior to the close of business on such date of issuance subsequent to the Series "B" Issue Date (the "Series "B" Adjustment Date") exceeds the amount determined as of the close of business on the Series "B" Adjustment Date (the "Series "B" Adjustment

Amount") by dividing (x) a sum equal to the aggregate of the amount of all consideration received by the Company upon all issues of shares of Common Stock on or after the Series "B" Issue Date by (y) the total number of all such shares of Common Stock issued on or after the Series "B" Issue Date, then the Series "B" Conversion Price shall be reduced effective at the close of business on the Series "B" Adjustment Date by an amount equal to the sum by which the then effective Series "B" Conversion Price exceeds the Series "B" Adjustment Amount, with any fractions of one cent (1(cent)) being rounded down.

          G.   Adjustments to Series "C" Conversion Price. If the Company shall
               ------------------------------------------
after the first date of issuance of the Series "C" Convertible Preferred Stock (the "Series "C" Issue Date") issue any shares of Common Stock, and if the Series "C" Conversion Price in effect immediately prior to the close of business on such date of issuance subsequent to the Series "C" Issue Date (the "Series "C" Adjustment Date") exceeds the amount determined as of the close of business on the Series "C" Adjustment Date (the "Series "C" Adjustment Amount") by dividing (x) a sum equal to the aggregate of the amount of all consideration received by the Company upon all issues of shares of Common Stock on or after the Series "C" Issue Date by (y) the total number of all such shares of Common Stock issued on or after the Series "C" Issue Date, then the Series "C" Conversion Price shall be reduced effective at the close of business on the Series "C" Adjustment Date by an amount equal to the sum by which the then effective Series "C" Conversion Price exceeds the Series "C" Adjustment Amount, with any fractions of one cent (1(cent)) being rounded down.

          H.   Factors to be Considered in Making Adjustments to Series "B" and
               ----------------------------------------------------------------
Series "C" Conversion Prices. For purposes of sections 5.03F and 5.03G, the
----------------------------                  --------------     -----
following provisions shall be applicable:

               (1) Any shares of Common Stock directly or indirectly pursuant to: (i) options or warrants granted before the Series "B" Issue Date or Series "C" Issue Date, as the case may be (the "Applicable Issue Date"),
     (ii) options or warrants or shares of Common Stock granted pursuant to rights to receive such securities granted before the Applicable Issue Date, or (iii) options, warrants or grants awarded after the Applicable Issue Date but pursuant to a stock plan approved before the Applicable Issue Date, shall be disregarded.

               (2) If the Company shall issue or sell for cash shares of Common Stock, or any shares or obligations convertible into or exchangeable for shares of Common Stock, the consideration received by the Company shall be deemed to be the amount of cash received, before deducting therefrom any commissions or expenses paid by the Company for any underwriting of, or otherwise in connection with, the issue or sale.

               (3) If the Company shall issue or sell shares of Common Stock to an underwriter without payment of any commission, the consideration received by the Company shall be deemed to be the full amount at which those securities are initially offered by the underwriter to the public.

               (4) If the Company shall issue (otherwise than upon conversion or exchange of obligations or shares of stock of the Company) additional shares of Common Stock for a consideration wholly or partly other than cash, the amount of the consideration other than cash received by the Company for those shares shall be deemed to be (i) the closing sales price for the Common Stock as of the close of the last trading day for the Common Stock in the event there is a public trading market for such shares, and
     (ii) the current fair market value of such issued shares of Common Stock as determined by the Board of Directors in its reasonable discretion in the event a public trading market for such shares does not exist.

               (5) If the Company shall issue or sell for cash shares of Common Stock to its officers, employees, directors, consultants, or agents for a consideration per share (whether cash, other than cash, or partly other than cash) less than the Series "B" Conversion Price or Series "C" Conversion Price, as the case may be (the "Applicable Conversion Price") in effect immediately prior to the issuance thereof, and such additional shares of Common Stock are issued pursuant as compensation for services rendered or to be rendered by such directors, officers, employees, consultants or agents other than pursuant to a stock plan described in section 5.03H(1), the consideration per share received by the Company for
     ----------------
     each such share shall be deemed to be (i) the closing sales price for the Common Stock as of the close of the last trading day for the Common Stock in the event there is a public trading market for such shares, and (ii) the current fair market value of such issued shares of Common Stock as determined by the Board of Directors in its reasonable discretion in the event a public trading market for such shares does not exist.

               (6) If the Company shall issue in any manner any rights to subscribe for or to purchase Common Stock or any options for the purchase of Common Stock (other than the issuance referred to in section 5.03H(4)),
                                                             -----------------
     at a consideration per share (as computed below in section 5.03H(8)) less
                                                        -----------------
     than the Applicable Conversion Price in effect immediately prior to the date of the offering of such rights or the granting of such options (as the case may be), all shares of Common Stock that the holders of those rights or options shall be entitled to subscribe for or purchase pursuant to those rights or options shall be deemed to be issued or sold as of the date of the offering of those rights or the granting of those options (as the case may be), and the minimum aggregate consideration named in those rights or options for the shares of Common Stock covered thereby, plus the consideration, if any, received by the Company for those rights or options, shall be deemed to be the consideration actually received by the Company (as of the date, as the case may be, of the offering of those rights or the granting of those options), for the issuance of those shares.

               (7) If the Company shall issue in any manner any obligations or any shares of the Company (other than shares of the Series "B" Convertible Preferred Stock or Series "C" Convertible Preferred Stock, as the case may
     be), that shall be convertible into or exchangeable for shares of Common Stock, at a consideration per share (as computed below in section 5.03H(8))
                                                               -----------------
     less the Applicable Conversion Price in effect immediately prior to the date such obligations or shares are issued, all shares of Common Stock issuable upon such conversion or exchange of those obligations or shares shall be deemed to be issued as of the date those obligations or shares are issued, and the amount of the consideration received by the Company for those additional shares of Common Stock shall be deemed to be the total of
     (x) the amount of consideration received by the Company upon the issuance of those shares or obligations, as the case may be, plus (y) the minimum aggregate consideration, if any, other than those obligations or shares, received by the Company upon such conversion or exchange, except in adjustment of interest and dividends.

               (8) The amount of the consideration received by the Company upon the issuance of any rights or options referred to in section 5.03H(6))
                                                          ----------------
     above, or upon the issuance of any obligations or shares that are convertible or exchangeable as described in section 5.03H(7) above, and the
                                                 ----------------
     amount of the consideration, if any, other than such obligations or shares so convertible or exchangeable, receivable by the Company upon the exercise conversion or exchange thereof shall be determined in the same manner as provided in section 5.03H(1) and section 5.03H(4) above with respect to the
                 ----------------     ----------------
     consideration received by the Company in case of the issuance of additional shares of Common Stock; provided, however, that if the obligations or shares of stock so convertible or exchangeable are issued in payment or satisfaction of any dividend upon any stock of the Company other than Common Stock, the amount of the consideration received by the Company upon the original issuance of the obligations or the value of those obligations or shares, as of the date of the adoption of the resolutions declaring the dividend, shall be determined by the Board of Directors at or as of that date. Upon the expiration of any rights or options referred to in section
                                                                        -------
     5.03H(6), or the termination of any right of conversion or exchange
     --------
     referred to in section 5.03H(7), the Applicable Conversion Price then in
                    ----------------
     effect shall be readjusted to the Applicable Conversion Price that would have applied had the adjustments made upon the issuance of the option, right, or convertible or exchangeable securities been made upon the basis of the delivery of only the number of shares of Common Stock actually delivered upon the exercise of those rights or options, or upon the conversion or exchange of those securities.

               (9) The number of shares of Common Stock at any time outstanding shall be deemed to include any outstanding shares of Common Stock then owned or held by or for the account of the Company.

               (10) The number of shares of Common Stock at any time outstanding shall be deemed to include the number of shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock.

               (11) Each share of Common Stock issued upon conversion of the Series "B" Convertible Preferred Stock or Series "C" Convertible Preferred Stock, as the case may be, shall be deemed to have been issued for a consideration equal to the Applicable Conversion Price in effect at the time of issuance.

               (12) Anything in this section 5.03H to the contrary
                                     -------------
     notwithstanding, if the Company shall issue additional shares of Common Stock as a dividend, then: (i) the aggregate number of shares of Common Stock issued in payment of the dividend for purposes of prospective calculations under this section 5.03H shall be deemed to have been issued
                             -------------
     and to be outstanding on the day next succeeding the record date for the determination of stockholders entitled to the dividend and shall be deemed to have been issued without consideration; and (ii) the Applicable Conversion Price shall be adjusted pursuant to the terms of section 5.03I
                                                                 -------------
     in lieu of this section 5.03H.
                     -------------

          I.   Subdivision, Stock Dividend, Combination. Should the Company at
               ----------------------------------------
any time subdivide the outstanding shares of Common Stock, or issue shares of Common Stock as a dividend on the outstanding shares of Common Stock, the Applicable Conversion Price in effect immediately prior to that subdivision or the issuance of such dividend shall be proportionately decreased. On the other hand, should the Company at any time combine the outstanding shares of Common Stock, the Applicable Conversion Price in effect immediately prior to that combination shall be proportionately increased, effective at the close of business on the date of the subdivision, division, or combination. For the purposes of this section 5.03I, the date of issuance of any such dividend shall
                 -------------
be determined in accordance with section 5.03H(12).
                                 -----------------

          J.   Notice of Change in Applicable Adjustment Amount. Whenever an
               ------------------------------------------------
event occurs resulting in the creating or change in the Series "B" Adjustment Amount or Series "C" Adjustment Amount (as the case may be) pursuant to sections
                                                                        --------
5.03F, 5.03G, 5.03H, or 5.03I, the Company shall promptly mail a notice (the
-----  -----  -----     -----
"Adjustment Notice") to each holder of the Series "B" Convertible Preferred Stock or Series "C" Convertible Preferred Stock so affected setting forth the new conversion ratio for such holders' shares of Series "B" Convertible Preferred Stock or Series "C" Convertible Preferred Stock (as the case may be), as well as a brief statement of the facts causing such change.

          K.   Fractional Shares. No fractional shares of Common Stock shall be
               -----------------
issued upon the conversion of Series "A" Convertible Preferred Stock. If any fractional shares of Common Stock would, except for the provisions of this section 5.03K, be deliverable upon the conversion of any shares of Series "B"
-------------
Convertible Preferred Stock or Series "C" Convertible Preferred Stock (as the case may be), the Company shall, in lieu of delivering the fractional share therefor, at its option either: (i) adjust the fractional interest by payment to the holder of the converted Series "B" Convertible Preferred Stock or Series "C" Convertible Preferred Stock (as the case may be), of an amount in cash equal (computed to the nearest cent) to the current market value of the fractional interest as determined by the Board of Directors in its reasonable discretion, unless the current market value of such fractional interest does not exceed ten dollars ($10), in which case the fractional interest may be adjusted by rounding off such shares of Common Stock to be issued upon the conversion to the nearest whole share; or (ii) issue non-dividend bearing and non-voting scrip certificates for fractions of a share which would otherwise be issuable, in form and containing terms and conditions as determined by the Board of Directors, and exchangeable, within the period following the date of issue as the Board of Directors shall fix, together with other unexpired scrip certificates of like tenor aggregating one or more full shares, for share certificates representing a full share or shares.

          L.   Recapitalization or Reclassification; Merger or Consolidation;
               --------------------------------------------------------------
Reorganization; Sale of Assets. If there shall occur any recapitalization or
------------------------------
any reclassification of the capital stock of the Company, or the merger or consolidation of the Company with or into another entity or entities, or the reorganization of the Company (including an exchange reorganization or a sale-of-assets reorganization), or any transaction in which all or substantially all of the assets of the Company are sold or transferred (with the exception, in all of the above cases, of: (i) any transaction whose principal purpose is to change the State in which the Company is incorporated, or to form a holding company, or to effect a similar reorganization as to form of entity without change of beneficial ownership, including a merger into a wholly-owned subsidiary; or (ii) a merger with or into a corporation that is controlled by the Company immediately after the transaction), the holders of the Series "A" Convertible Preferred Stock, Series "B" Convertible Preferred Stock and Series "C" Convertible Preferred Stock shall each be entitled to receive such amount of securities or other property they would have otherwise received upon the voluntary or involuntary liquidation, dissolution, or winding up of the Company pursuant to section 5.04 hereof. The terms of any such reclassification, merger
            ------------
or consolidation, reorganization, or sale or transfer shall include such terms so as to continue to give to the holders of the Series "A" Convertible Preferred Stock, Series "B" Convertible Preferred Stock and Series "C" Convertible Preferred Stock the right to receive the securities or property set forth in this section 5.03L upon any conversion following such reclassification, merger
     -------------
or consolidation, reorganization, or sale or transfer. This provision shall similarly apply to successive reclassifications, mergers or consolidations, reorganizations, or sales or transfers.

          M.   Notice of Certain Events Pertinent to Exercise of Conversion
               ------------------------------------------------------------
Rights. In the event of the occurrence of any of the following action:" (i) the
------
Company shall set a record date for the purpose of entitling the holders of its Common Stock to receive a dividend, or any other distribution of property or securities of the Company; (ii) the Company shall set a record date for the purpose of entitling the holders of its Common Stock, as a class, to subscribe for or purchase any shares of any class or securities convertible into or exchangeable for shares of any class, or any option, right or warrant, to subscribe therefor; (iii) the merger or consolidation of the Company (other than a short-form merger which does not require the vote of the stockholders of the Company) with or into another entity or entities; (iv) any reorganization of the Company (including any exchange reorganization or sale-of-assets reorganization), any recapitalization or reclassification of the capital stock of the Company; or (v) the voluntary or involuntary dissolution, liquidation, or winding up of the Company; then, and in any such case, the Company shall cause to be mailed to the holders of record of the outstanding shares of Series "A" Convertible Preferred Stock, Series "B" Convertible Preferred Stock and Series "C" Convertible Preferred Stock, at least thirty (30) days prior to the date hereinafter specified, a notice stating the date (x) that has been set as the record date for the purpose of the dividend, distribution, or rights subscription as hereinabove described in clause (i) and clause (ii) of this
                                         ----------     -----------
section 5.03M, or (y) on which the merger or consolidation, reorganization,
-------------
liquidation, dissolution or winding up described in clause (iii) through clause
                                                    ------------         ------
(v) of this section 5.03M is to take place; provided, however, if the notice
---         -------------
referred to herein will contain material non-public information if distributed at the time period specified herein, then the notice shall be distributed to such holders of Preferred Stock on the later to occur of (a) thirty (30) calendar days prior to the applicable record or effective date specified herein; or (b) the date that such information is made publicly available; or (c) at such time as such information otherwise ceases to be material non-public information; provided further that the notice requirement to be distributed pursuant to this section 5.03M shall be distributed at least five (5) calendar days prior to the
-------------
applicable record or effective date.

          N.   Reservation of Common Stock. The Company shall at all times
               ---------------------------
reserve and keep available out of its authorized but unissued Common Stock, solely for the purpose of effecting conversion of its Series "A" Convertible Preferred Stock, Series "B" Convertible Preferred Stock and Series "C" Convertible Preferred Stock then outstanding pursuant to the terms of this section 5.03, such number of full shares of Common Stock as shall be sufficient
------------
from time-to-time to effect the conversion of all said shares of Preferred Stock In the event the number of authorized but unissued shares of Common Stock shall not at any time be sufficient to effect the conversion of all then outstanding shares of Series "A" Convertible Preferred Stock, Series "B" Convertible Preferred Stock and Series "C" Convertible Preferred Stock, the Company shall take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose including, without limitation, extending its best efforts to obtain the requisite stockholder approval of any necessary amendment to this Certificate of Incorporation.

          O.   Costs; Taxes. The Company shall pay any and all issue and other
               ------------
taxes that may be payable in respect of any issued or delivered shares of Common Stock upon conversion of Series "A" Convertible Preferred Stock, Series "B" Convertible Preferred Stock and Series "C" Convertible Preferred Stock pursuant hereto. The Company shall not, however, be required to pay any tax payable in respect of any transfer involved in the issue and delivery of Common Stock in a name other than that in which Series "A" Convertible Preferred Stock, Series "B" Convertible Preferred Stock and Series "C" Convertible Preferred Stock so converted were registered, and no such issue or delivery shall be made unless and until the person requesting that issue has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that the tax has been paid.

          P.   No Reissuance. Shares of Series "A" Convertible Preferred Stock,
               -------------
Series "B" Convertible Preferred Stock and Series "C" Convertible Preferred Stock which are reacquired by the Company for any reason, including by reason of conversion or redemption, shall be appropriately cancelled on the books of the Company and retired to treasury, and may not be reissued. The Company may from time-to-time take such appropriate corporate action as may be necessary to reduce accordingly the number of authorized shares of such Preferred Stock.

     5.04 Liquidation, Dissolution, or Winding Up.
          ---------------------------------------

          A.   General. In the event of the liquidation, dissolution, or winding
               -------
up of the Company, whether voluntary or involuntary, the assets and surplus funds of the Company legally available for distribution, if any, after payment or provision for the debts and liabilities of the Company ("Distributable Assets"), shall be distributed to the stockholders as follows:

               (1) Each holder of Series "B" Convertible Preferred Stock then outstanding shall be entitled to receive, for each share of Series "B" Convertible Preferred Stock held by such person, an amount equal to the Series "B" Liquidation Preference (as such term is defined below). All of the preferential amounts to be paid to the holders of the Series "B" Convertible Preferred Stock under this section 5.04A(1) shall be paid or
                                            ----------------
     set apart for payment before the payment or setting apart for payment of any amount for, or the distribution of any assets of the Company to, the holders of Series "A" Convertible Preferred Stock, Series "C" Convertible Preferred Stock, Common Stock, or any other Series "B" Junior Securities in connection with any such liquidation, dissolution or winding up. If Distributable Assets available for distribution to the holders of Series "B" Convertible Preferred Stock shall be insufficient to permit the payment of the full Series "B" Liquidation Preference to each such holder, then such assets shall be distributed ratably among such holders in proportion to the full preferential amount each such holder would otherwise be entitled to receive.

               (2) To the extent there remain Distributable Assets after the distributions prescribed above in section 5.04A(1), each holder of Series
                                       ----------------
     "C" Convertible Preferred Stock then outstanding shall be entitled to receive, for each share of Series "C" Convertible Preferred Stock held by such person, an amount equal to the Series "C" Liquidation Preference (as such term is defined below). All of the preferential amounts to be paid to the holders of the Series "C" Convertible Preferred Stock under this section 5.04A(2) shall be paid or set apart for payment before the payment
     ----------------
     or setting apart for payment of any amount for, or the distribution of any assets of the Company to, the holders of Series "A" Convertible Preferred Stock, Common Stock, or any other Series "C" Junior Securities in connection with any such liquidation, dissolution or winding up. If Distributable Assets available for distribution to the holders of Series "C" Convertible Preferred Stock shall be insufficient to permit the payment of the full Series "C" Liquidation Preference to each such holder, then such assets shall be distributed ratably among such holders in proportion to the full preferential amount each such holder would otherwise be entitled to receive.

               (3) To the extent there remain Distributable Assets after the distributions prescribed above in sections 5.04A(1) and 5.04A(2), each
                                       -----------------     --------
     holder of Series "A" Convertible Preferred Stock then outstanding shall be entitled to receive out of such assets, for each share of Series "A" Convertible Preferred Stock held by such person, an amount equal to the Series "A" Liquidation Preference (as such term is defined below). All of the preferential amounts to be paid to the holders of the Series "A" Convertible Preferred Stock under this section 5.04A(3) shall be paid or
                                            ----------------
     set apart for payment before the payment or setting apart for payment of any amount for, or the distribution of any assets of the Company to, the holders of Common Stock or any other Series "A" Junior Securities in connection with any such liquidation, dissolution or winding up. If Distributable Assets available for distribution to the holders of Series "A" Convertible Preferred Stock shall be insufficient to permit the payment of the full Series "A" Liquidation Preference to each such holder, then such assets shall be distributed ratably among such holders in proportion to the full preferential amount each such holder would otherwise be entitled to receive.

               (4) To the extent there remain Distributable Assets after the distributions prescribed above in sections 5.04A(1) through 5.04A(3), the
                                       -----------------         --------
     holders of Common Stock then outstanding shall be entitled to receive their ratable share of such assets in proportion to the number of shares of Common Stock held by each such holder.

          B.   Series "A" Liquidation Preference. The Series "A" Liquidation
               ---------------------------------
Preference per share of Series "A" Convertible Preferred Stock shall equal one dollar ($1.00) (as such amount may be adjusted for any stock dividends, combinations or splits with respect to such shares).

          C.   Series "B" Liquidation Preference. The Series "B" Liquidation
               ---------------------------------
Preference per share of Series "B" Convertible Preferred Stock shall equal the sum of (i) the Series "B" Stated Value (as such term is defined above in section
                                                                         -------
5.03D) and (ii) the amount of any accrued but unpaid dividends, whether declared
------
or not, but without interest (as either of such amounts may be adjusted for any stock dividends, combinations or splits with respect to such shares).

          D.   Series "C" Liquidation Preference. The Series "C" Liquidation
               ---------------------------------
Preference per share of Series "C" Convertible Preferred Stock shall equal the sum of (i) the Series "C" Stated Value (as such term is defined above in section
                                                                         -------
5.03E) and (ii) the amount of any accrued but unpaid dividends, whether declared
------
or not, but without interest (as either of such amounts may be adjusted for any stock dividends, combinations or splits with respect to such shares).

          E.   Scope of Liquidation, Dissolution or Winding Up. Neither the
               -----------------------------------------------
recapitalization or reclassification of the capital stock of the Company, or the merger or consolidation of the Company with or into any other entity or entities, or the reorganization of the Company (including an exchange reorganization or a sale-of-assets reorganization), or the sale or conveyance of all or substantially all of the assets of the Company, shall be deemed a liquidation, dissolution, or winding up of the Company within the meaning of this section 5.04.
     ------------

     5.05 No Redemption.  Neither the Company or the holders of the Series "A"
          -------------
Convertible Preferred Stock, Series "B" Convertible Preferred Stock or Series "C" Convertible Preferred Stock shall have any rights of redemption under this Certificate of Incorporation with respect to such shares of Preferred Stock.

     5.06 No Assessments Permitted; Partial Payment Allowed.  Series "A"
          -------------------------------------------------
Convertible Preferred Stock, Series "B" Convertible Preferred Stock and Series "C Convertible Preferred Stock shall not be assessable. Series "A" Convertible Preferred Stock, Series "B" Convertible Preferred Stock and Series "C" Convertible Preferred Stock may, at the discretion of the Board of Directors, be issued partially paid, so long as the par value of such Preferred Stock is paid.

     5.07 Definition of "Dividend." The term "dividend," as used in this Article
          -----------------------                                        -------
Fifth, shall mean a dividend or other distribution upon shares of the Company;
-----
and, in the event of a declaration of a dividend by the

Company without the fixing of a record date for the determination of shareholders entitled thereto, the date fixed by applicable law for the determination of the shareholders entitled thereto shall be deemed to be the record date.

     5.08 Definition of "Common Stock." Whenever reference is made in this
          ---------------------------
Article Fifth to the issue or sale of shares of Common Stock, the term "Common
-------------
Stock" shall include any stock of any class of the Company with a fixed limit on dividends and a fixed amount payable in the event of any voluntary or involuntary liquidation, dissolution, or winding up of the Company.

     2. The above amendment to the Certificate of Incorporation of the Company was authorized at a special meeting of the Board of Directors of the Company by a majority of the directors, followed by written consent of a majority of each class of outstanding stock entitled to vote thereon, in accordance with the applicable provisions of Sections 141, 228 and 242 of the General Corporation Law of the State of Delaware, with written notice of the written consent promptly given to those stockholders who had not consented in writing.

     IN WITNESS WHEREOF, the Company has caused this Certificate of Amendment to be signed by John P. Thuot, its President, and Barry A. Sheahan, its Secretary, who affirm the truth of the statements herein set forth under penalty of perjury this 3rd day of November, 1999.

                                    Clean Energy Combustion Systems, Inc.


                                    By:  /s/ John P. Thuot
                                       --------------------------------
                                         John P. Thuot, President

ATTEST:


By:  /s/ Barry A. Sheahan
   -------------------------------
     Barry A. Sheahan, Secretary